Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Supplement dated October 6, 2023 to the variable annuity prospectus dated May 1, 2023 and the updating summary prospectus dated May 1, 2023

This contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the contract was sold. These marketing names include: Personal Retirement Manager B Share Series III, Personal Retirement Manager C Share Series IV, Personal Retirement Manager L Share Series III, Personal Retirement Manager I Share Series III, and Huntington Personal Retirement Manager B Share Series III.
Reorganization
The Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) has approved an Agreement and Plan of Reorganization between the Company, on behalf of the BlackRock Capital Appreciation V.I. Fund (the “Fund”), and the Company, on behalf of BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”).
The Reorganization is expected to take place during the fourth quarter of 2023.
Effective at the completion of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.
For Contract Owners not invested in the Fund:
Contract Owners not invested in the Target Portfolio need not take any action.
For Contract Owners invested in the Acquiring Fund:
Pursuant to the Reorganization, the Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Shares of the Fund will be closed to all new and subsequent investments, including program trades. If you do not want any of your Contract Value to be automatically transferred from the Fund to the Acquiring Fund you must contact our Annuity Contact Center prior to the Reorganization and provide instructions to transfer Contract Value to another available fund. Additionally, any future contribution allocations currently directed to the Fund should be redirected to another available fund. If another fund is not selected prior to the Reorganization, we will automatically update future contribution allocations to reflect the Acquiring Fund.
Also after the completion of the Reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Fund, including program trade.
As a result of the Reorganization:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to the Reorganization. If you do not provide us alternative instructions prior to the Reorganization, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Acquiring Fund;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on or about the date of the Reorganization. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Acquiring Fund and your Automatic Income Program will be automatically updated to replace the Fund with the Acquiring Fund, unless you provide us alternative instructions prior to the Reorganization; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated prior to the Reorganization replace the Fund with the Acquiring Fund. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made into any other investment option within sixty calendar days after the date of the Reorganization will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668. Contact your investment professional if you need advice on your unique financial situation.

Fund Add
Effective on or about the date of the Reorganization, all references to the Fund are deleted and the BlackRock Large Cap Focus Growth V.I. Fund - Class III is added as an investment option to the Contracts. Upon the completion of the Reorganization, the Acquiring Fund’s name is changed to BlackRock Large Cap Growth Equity V.I. Fund - Class III and will be reflected in Appendices A and A.1 as follows:
Appendix A:

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
U.S. Equity	BlackRock Large Cap Growth Equity V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	1.18%*	(38.25)%	7.24%	11.89%
Appendix A.1:

Portfolio Company and Adviser/Subadviser	Personal Retirement Manager Series III B Share (TL/TLA)	Huntington Personal Retirement Manager Series III B Share (TL)	Personal Retirement Manager Series IV C Share (TL/TLA)	Personal Retirement Manager Series III I Share (TL/TLA)	Personal Retirement Manager Series III L Share (TL/TLA)
BlackRock Large Cap Large Cap Growth Equity V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	X	X	X	X	X
This supplement should be retained for future reference.

HV-8020